Exhibit 10.1

                          SHARE PURCHSE/SALE AGREEMENT

THIS AGREEMENT made the 2nd day of December, 2013

BETWEEN:

ENERTOPIA CORP.  (the "Vendor")
156 Valleyview Road
Kelowna BC V1X 3M4

and

WESTERN STANDARD ENERGY CORP. (the "Purchaser")
302-1912 Enterprise Way
Kelowna, BC

WHEREAS:

A. The Vendor is the beneficial owner of 900,000 SHARES (THE "PURCHASE SHARES") in the capital stock of PRO ECO ENERGY LTD. (the "Company") which Shares are issued as fully paid and non-assessable. The Purchase Shares represents 8.25% of the total issued and outstanding shares of the Company.;

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase all of the Vendor's right, title, and interest in and to the Shares, on the terms and conditions set out in this Agreement.

NOW THEREFORE, the parties agree as follows:

1.   PURCHASE AND SALE

1.1 The Purchaser agrees to purchase the Purchase Shares from the Vendor, and the Vendor agrees to sell the Purchase Shares to the Purchaser in exchange for FORTY THOUSAND DOLLARS (US$40,000) (THE "PURCHASE PRICE") IN CASH PAYABLE AS FOLLOWS:

     a)   $10,000 on the Closing date which is December 02, 2013

     b)   $10,000 on or before December 31, 2013

     c)   $10,000 on or before January 31, 2014

     d)   $10,000 on or before February 28, 2014

2.   VENDOR'S REPRESENTATIONS AND WARRANTIES

2.1 The Vendor represents and warrants to the Purchaser, with the intent that the Purchaser shall rely on such in entering into this Agreement and in concluding the purchase and sale contemplated in this Agreement, that as of

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     the date of the Agreement (unless otherwise specified) and the Closing Date
     (unless this Agreement is earlier terminated):

     (a)  the Vendor is the registered and beneficial owner of the Shares;

     (b) on the Closing Date the Vendor will have no indebtedness to any person, business, company, or governmental authority which by operation of law or otherwise then constitutes a lien, charge or encumbrance on the Shares;

     (c)  there is no claim or litigation pending against the Shares;

     (d) to the best of the Vendor's knowledge all current assets of the Company will remain property of the Company and the Vendor will take no actions to remove or agree to the removal of any assets from the Company.

3.   TITLE TO THE PURCHASED SHARES

On the Closing Date, the Vendor shall have good and marketable title to the Shares free and clear of all liens, charges, and encumbrances except for the Permitted Encumbrances;

4.   SHARES

The Vendor owns the Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances whatsoever. The Vendor has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares.

5.   SURVIVAL OF VENDOR'S REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in paragraph shall survive the Closing Date and shall continue in full force and effect for the benefit of the Purchaser after the Closing Date notwithstanding any independent inquiry or investigation by the Purchaser or the waiver by the Purchaser of any conditions.

6.   VENDOR'S INDEMNITY

6.1 The Vendor will indemnify the Purchaser against, and save it harmless from, any loss, cost or damage of any nature whatsoever sustained by the Purchaser directly or indirectly by reason of a breach or inaccuracy of any of the warranties or representations.

6.2 The Vendor acknowledges and agrees that the Purchaser has entered into this Agreement relying on such warranties and representations and the other warranties, representations, terms and conditions set out in this Agreement.

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7.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

7.1 The Purchaser hereby represents and warrants as representations and warranties that will be true as of the Closing Date as follows:

     (a) the Purchaser is duly qualified to purchase and own the Shares and the Purchaser has full power, authority and capacity to enter into this Agreement and carry out the transactions contemplated herein; and

     (b) there is no action or proceeding pending or to the Purchaser's knowledge threatened against the Purchaser before any court, arbiter, arbitration panel, administrative tribunal or agency which, if decided adversely to the Purchaser, might materially affect the Purchaser's ability to perform its obligations hereunder; and

     (c) neither the Purchaser entering into this Agreement nor the performance of its terms will result in the breach of or constitute a default under any term or provision of any indenture, mortgage, deed of trust or other agreement to which the Purchaser is bound or subject.

8.   REMEDIES

           (a) in the event that the Purchaser is unable for any reason to make any of the payments listed in paragraph 1.1, and if such payment remains unpaid for more than 20 days past the due date, then Purchaser agrees to willingly surrender back to vendor 200,000 of the Pro Eco Shares for each $10,000 payment that remains in arrears.

9.   COVENANTS

Not applicable.

10.  SURVIVAL OF COVENANTS

The covenants contained in paragraph 9 shall survive the Closing Date and shall continue in full force and effect for the benefit of the Purchaser.

11.  VENDOR' DOCUMENTS

Prior to the Closing Date, the Vendor shall deliver to the Purchaser or Vendor's or Purchaser's lawyer the following:

     (a)  share certificates representing the Shares duly endorsed for transfer;

     (b) such other documents and assurances as may be reasonably required by the Purchaser to give full effect to the intent and meaning of this Agreement;

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12.  MISCELLANEOUS

Time shall be of the essence of this agreement and the transactions contemplated in this Agreement notwithstanding the extension of any of the dates under this Agreement. The parties agree to Sign all other agreement necessary to implement this agreement and to make it binding.

13.  TENDER

Any tender of documents or money may be made upon the party being tendered or upon its solicitors, and money may be tendered by certified cheque, solicitor's trust cheque, or bank draft

14.  FURTHER ASSURANCES

Each of the parties shall, at the expense of the other party, execute and deliver all such further documents and do such further acts and things as the other party may reasonably request from time to time to give full effect to this Agreement.

15.  BINDING EFFECT

This Agreement shall enure to the benefit of and be binding upon the parties, their respective heirs, executors, administrators, and other legal representatives and, to the extent permitted in this Agreement, their respective successors and assigns.

16.  APPLICABLE LAW

This Agreement shall be interpreted in accordance with the laws of British Columbia and the laws of Canada applicable in British Columbia.

17.  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and contains all of the representations, warranties, covenants and agreements of the respective parties, and may not be amended or modified except by an instrument in writing executed by all parties. This Agreement supersedes all prior agreements, memoranda, and negotiations between the parties.

18.  SCHEDULES

Not applicable.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

Enertopia Corp.


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Western Standard Energy Corp.


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